SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report March 25, 2002

AHL Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	0-22195	58-2277249

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilson Boulevard, Suite 910, Arlington, Virginia		22209

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (703) 528-9688

3353 Peachtree Road, N.E., Atlanta, Georgia 30326
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
Press Release, Dated March 25, 2002

Item 5. Other Events.

      AHL Services, Inc. announced the sale of its UK staffing business to a UK-based private equity group. A press release describing the sale is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c)            Exhibits:

99.1 — Press release dated March 25, 2002.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AHL SERVICES, INC. (Registrant)

Date: March 25, 2002

	By:	/s/ A. Clayton Perfall

A. Clayton Perfall Chief Executive Officer (On behalf of the Registrant and as Chief Executive and Financial Officer)

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